UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2022

Lottery.com Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	No. 81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20808 State Hwy 71 W, Unit B Spicewood, Texas	78669
(Address of Principal Executive Offices)	(Zip Code)

(512) 592-2451

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Resignation of Current Independent Registered Public Accounting Firm

On September 27, 2022, Armanino LLP (“Armanino”) resigned as the independent registered public accounting firm of Lottery.com Inc. (the “Company”), effective immediately. The Company is currently in the process of finding a successor independent registered public accounting firm.

Armanino’s report on the Company’s financial statements for the fiscal year ended December 31, 2021 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. In addition, there were no disagreements between the Company and Armanino on accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Armanino, would have caused them to make reference to the disagreement in their report for such period, or any subsequent interim period preceding Armanino’s resignation. However, on July 20, 2022, the Company was advised by Armanino, its registered independent public accountant for the fiscal year ended December 31, 2021, that the audited financial statements for the year ended December 31, 2021, and the unaudited financial statements for the quarter ended March 31, 2022, should no longer be relied upon. Armanino advised and determined subsequent to the audit and review of such financial statements, respectively, that a Company subsidiary entered into a line of credit in January 2022 that was not disclosed in the footnotes to the December 31, 2021 financial statements and was not recorded in the March 31, 2022 financial statements. The Company has authorized Armanino to respond fully to the inquiries of our successor accountant, which has yet to be selected, concerning the subject matter addressed in its resignation letter.

In its letter to our Board dated September 27, 2022, in which it resigned as our independent registered public accounting firm, Armanino identified the following reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K: based on Armanino’s evaluation of the facts and circumstances pertaining to matters disclosed in the Company’s recent Form 8-K filings regarding the resignations of certain officers and directors, Armanino is unable to rely on the representations of management.

We have provided Armanino with a copy of the disclosures made in this Current Report on Form 8-K (this “Form 8-K”) prior to the time this Form 8-K was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that Armanino furnish a letter addressed to the SEC, stating whether it agrees with the statements made by the Company in this Form 8-K and, if not, stating the respects in which it does not agree.

Engagement of New Independent Registered Public Accounting Firm

As of the date of this Form 8-K, our Audit Committee has not retained a new independent registered public accounting firm. The Company is in the process of selecting our new independent registered public accounting firm and will disclose the selection when made.

Forward Looking Statements

This Form 8-K contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this Form 8-K, regarding the Company’s strategy, future operations, prospects, plans and objectives of management, are forward-looking statements. When used in this Form 8-K, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “initiatives,” “continue,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this Form 8-K or as of the date they are made. The Company cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. In addition, the Company cautions you that the forward-looking statements contained in this Form 8-K are subject to risks and uncertainties, including but not limited to, any future findings from ongoing review of the Company’s internal accounting controls, additional examination of the preliminary conclusions of such review, the Company’s ability to secure additional capital resources, the Company’s ability to continue as a going concern, the Company’s ability to respond in a timely and satisfactory matter to the inquiries by Nasdaq, the Company’s ability to regain compliance with the Bid Price Requirement, the Company’s ability to regain compliance with Nasdaq Listing Rules, the Company’s ability to become current with its SEC reports, the Company’s ability to retain a successor independent registered public accounting firm, and those additional risks and uncertainties discussed under the heading “Risk Factors” in the Form 10-K filed by the Company with the SEC on April 1, 2022, and the other documents filed, or to be filed, by the Company with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that the Company has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov. Should one or more of the risks or uncertainties described in this Form 8-K materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Except as otherwise required by applicable law, the Company disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lottery.com Inc.

By:	/s/ Sohail S. Quraeshi
Name:	Sohail S. Quraeshi
Title:	Interim Chief Executive Officer

Date: October 6, 2022

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